UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2018

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel	2069203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.  Results of Operations and Financial Condition.

On May 10, 2018, ReWalk Robotics Ltd. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2018. A copy of the press release is being furnished herewith as Exhibit 99.1. As set forth in the press release, the Company will host a conference call to discuss its financial results for the first quarter ended March 31, 2018 on May 10, 2018 at 8:30 a.m. E.S.T. A listen-only live webcast of the call may be accessed through the Company’s website at www.rewalk.com under the “Investors” section or by dialing (844) 423-9889 in the United States, 18 09 31 53 62 in Israel or (716) 247-5804 outside the United States and Israel. The access code for the call is 1175903.

An archived recording of the call will be made available shortly after the completion of the call for two weeks at (855) 859-2056 in the United States or (404) 537-3406 outside of the United States. The access code for the replay is 5398582. The archived webcast will also be available through the Company’s website at www.rewalk.com under the “Investors” section for 30 days after the completion of the call.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Deborah DiSanzo from Board of Directors.

On May 6, 2018, Ms. Deborah DiSanzo informed the Board of Directors of the Company that she was resigning from the Board, effective immediately. Ms. DiSanzo has chosen to resign for personal reasons and not due to a disagreement with the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated May 10, 2018 of ReWalk Robotics Ltd. announcing financial results for the first quarter ended March 31, 2018.*

*	Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name:	Ori Gon
Title:	Chief Financial Officer

Dated: May 10, 2018

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 10, 2018 of ReWalk Robotics Ltd. announcing financial results for the first quarter ended March 31, 2018.*

*	Furnished herewith.

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